                                                                    Exhibit 99.4
                                                                          Page 9

 CASE NAME:    Aerovox, Inc.   SCHEDULE OF POST PETITION LIABILITIES  FORM OPR-4
 CASE NUMBER:  01-14680 jnf      FOR MONTH ENDED: April 27, 2002

                                  DATE INCURRED  DATE DUE  TOTAL DUE   0-30 DAYS   31-60 DAYS    61-90 DAYS    OVER 90 DAYS
    TAXES PAYABLE

      Federal Income Taxes                                         0           0            0             0               0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      FICA - employer's share       04/25/02    05/02/02       9,301       9,301            0             0               0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      FICA - employees' share       04/25/02    05/02/02       9,301       9,301            0             0               0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      Withholding tax               04/25/02    05/02/02       8,351       8,351            0             0               0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      State income tax                                             0  $        0  $         0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      State sales and use tax                                      0           -  $         0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      State franchise tax                                          0           0            0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

      Personal property tax                                        0           0            0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

          TOTAL TAXES PAYABLE                            $    26,953  $   26,953  $         0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

    POST PETITION SECURED DEBT                                     0           0  $         0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

    POST PETITION UNSECURED DEBT                                   0           0  $         0   $         0  $            0
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

    ACCRUED INTEREST PAYABLE                               1,743,724     128,051      210,188       168,151       1,237,334
                                  ----------    -------- ------------ ----------- ------------  ------------ ---------------

    TRADE ACCOUNTS PAYABLE & OTHER
    (List separately)*

      Accrued benefits                                        21,220      21,220            -             -               -
      ----------------------      ----------    -------- ------------ ----------- ------------  ------------ ---------------

      Trade accounts payable*     various       various      132,360      76,111        4,056       (12,444)         64,637
      ----------------------      ----------    -------- ------------ ----------- ------------  ------------ ---------------

      Accrued payroll               04/25/02    05/02/02      62,774      62,774            -             -               -
      ----------------------      ----------    -------- ------------ ----------- ------------  ------------ ---------------

      Other accrued expenses      various       various      941,664     941,664            -             -               -
      ----------------------      ----------    -------- ------------ ----------- ------------  ------------ ---------------

      TOTALS                                               2,928,695   1,256,773      214,244       155,707       1,301,971
                                  ==========    ======== ============ =========== ============  ============ ===============

  * Attach separate sheet if necessary.